UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

Information in Item 8.01 is incorporated by reference in this Item 2.02.

Item 8.01 Other Events

On August 10, 2021, Exela Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The Company is making reference to non-GAAP financial information in the press release. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (“SEC”) on June 15, 2020, and any updates thereto in the Company's quarterly reports on Form 10-Q and current reports on Form 8-K, as well as the “Risk Factors” section of our prospectus supplement filed with the SEC on June 30, 2021. We caution you not to place undue reliance on our forward-looking statements, which speak only as of their date, and we undertake no obligation to update this information.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated August 10, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021

EXELA TECHNOLOGIES, INC.

By:	/s/ Shrikant Sortur
	Name:	Shrikant Sortur
	Title:	Chief Financial Officer

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